Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third  party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2013, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,801,103 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 10 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual

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term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$868,640,993
Aggregate Outstanding Principal Balance – Treasury Bill	$120,437,411
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.87%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$748,203,582
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.13%
Number of Borrowers	25,292
Average Outstanding Principal Balance Per Borrower	$34,344
Number of Loans	43,046
Average Outstanding Principal Balance Per Loan – Treasury Bill	$25,581
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$19,516
Weighted Average Remaining Term to Scheduled Maturity	200 months
Weighted Average Annual Interest Rate	7.31%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$6,684	*
3.01% to 3.50%	3	90,412	*
3.51% to 4.00%	2	53,709	*
4.01% to 4.50%	0	0	0.0%
4.51% to 5.00%	30	250,145	*
5.01% to 5.50%	664	9,067,670	1.0
5.51% to 6.00%	3,726	57,649,493	6.6
6.01% to 6.50%	7,735	132,128,306	15.2
6.51% to 7.00%	12,659	225,180,874	25.9
7.01% to 7.50%	2,536	52,405,217	6.0
7.51% to 8.00%	6,068	143,258,510	16.5
8.01% to 8.50%	7,975	197,406,042	22.7
Equal to or greater than 8.51%	1,647	51,143,931	5.9

Total	43,046	$868,640,993	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,879	$7,660,972	0.9%
$5,000.00-$ 9,999.99	2,930	21,187,072	2.4
$10,000.00-$14,999.99	3,197	40,247,481	4.6
$15,000.00-$19,999.99	2,802	48,675,932	5.6
$20,000.00-$24,999.99	2,083	46,628,728	5.4
$25,000.00-$29,999.99	1,662	45,676,902	5.3
$30,000.00-$34,999.99	1,448	46,989,525	5.4
$35,000.00-$39,999.99	1,217	45,440,625	5.2
$40,000.00-$44,999.99	955	40,495,925	4.7
$45,000.00-$49,999.99	782	37,220,775	4.3
$50,000.00-$54,999.99	715	37,444,941	4.3
$55,000.00-$59,999.99	568	32,594,351	3.8
$60,000.00-$64,999.99	520	32,476,283	3.7
$65,000.00-$69,999.99	457	30,807,851	3.5
$70,000.00-$74,999.99	368	26,612,824	3.1
$75,000.00-$79,999.99	328	25,310,785	2.9
$80,000.00-$84,999.99	285	23,527,954	2.7
$85,000.00-$89,999.99	263	22,996,250	2.6
$90,000.00-$94,999.99	208	19,237,282	2.2
$95,000.00-$99,999.99	159	15,516,799	1.8
$100,000.00 and above	1,466	221,891,737	25.5

Total	25,292	$868,640,993	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	39,446	$762,449,827	87.8%
31-60 days	1,245	33,630,896	3.9
61-90 days	760	23,962,377	2.8
91-120 days	370	10,655,041	1.2
121-150 days	337	11,299,547	1.3
151-180 days	200	6,392,840	0.7
181-210 days	149	4,589,509	0.5
Greater than 210 days	539	15,660,957	1.8

Total	43,046	$868,640,993	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	39	$15,714	*
4 to12	325	308,516	*
13 to 24	563	1,161,637	0.1%
25 to 36	947	3,291,246	0.4
37 to 48	2,668	9,657,961	1.1
49 to 60	1,668	8,628,309	1.0
61 to 72	1,194	8,398,467	1.0
73 to 84	1,395	11,107,770	1.3
85 to 96	1,800	17,145,875	2.0
97 to 108	4,700	42,827,683	4.9
109 to 120	2,735	31,200,441	3.6
121 to 132	2,728	54,891,762	6.3
133 to 144	2,372	54,995,477	6.3
145 to 156	1,957	41,690,213	4.8
157 to 168	3,258	62,252,112	7.2
169 to 180	2,173	45,635,136	5.3
181 to 192	1,368	31,498,141	3.6
193 to 204	1,141	29,111,761	3.4
205 to 216	1,349	36,848,847	4.2
217 to 228	2,152	66,010,391	7.6
229 to 240	1,470	48,321,428	5.6
241 to 252	998	35,930,635	4.1
253 to 264	656	25,844,138	3.0
265 to 276	675	30,042,354	3.5
277 to 288	656	32,548,279	3.7
289 to 300	672	34,270,228	3.9
301 to 312	366	20,040,019	2.3
313 to 324	195	12,985,420	1.5
325 to 336	131	8,508,795	1.0
337 to 348	160	11,938,273	1.4
349 to 360	309	29,366,016	3.4
361 and above	226	22,167,949	2.6

Total	43,046	$868,640,993	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	3,397	$91,424,779	10.5%
Forbearance	2,822	85,102,558	9.8
Repayment
First year in repayment	1,012	49,174,818	5.7
Second year in repayment	781	31,845,905	3.7
Third year in repayment	991	32,997,123	3.8
More than 3 years in repayment	34,043	578,095,810	66.6

Total	43,046	$868,640,993	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 90.9 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	11.6	-	238.9
Forbearance	-	4.7	239.9
Repayment	-	-	190.2

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $91,424,779 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $37,261,862 or approximately 40.8% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	504	$10,909,303	1.3%
Alaska	93	1,526,109	0.2
Arizona	967	19,745,149	2.3
Arkansas	487	9,189,412	1.1
California	4,968	111,827,605	12.9
Colorado	966	17,751,549	2.0
Connecticut	328	6,405,341	0.7
Delaware	93	2,178,612	0.3
District of Columbia	170	4,485,470	0.5
Florida	2,158	50,191,294	5.8
Georgia	1,520	34,354,251	4.0
Hawaii	162	2,602,552	0.3
Idaho	238	4,595,881	0.5
Illinois	2,162	38,674,841	4.5
Indiana	652	10,264,702	1.2
Iowa	363	5,441,765	0.6
Kansas	1,068	17,605,695	2.0
Kentucky	335	6,166,026	0.7
Louisiana	1,496	31,343,634	3.6
Maine	109	2,110,229	0.2
Maryland	822	19,780,517	2.3
Massachusetts	632	13,151,636	1.5
Michigan	1,504	32,259,858	3.7
Minnesota	1,155	18,522,977	2.1
Mississippi	602	11,628,545	1.3
Missouri	1,354	26,194,931	3.0
Montana	123	2,129,641	0.2
Nebraska	174	3,228,417	0.4
Nevada	342	6,974,009	0.8
New Hampshire	122	2,360,649	0.3
New Jersey	623	13,708,006	1.6
New Mexico	153	3,352,039	0.4
New York	1,748	36,907,288	4.2
North Carolina	736	15,258,664	1.8
North Dakota	50	693,645	0.1
Ohio	247	4,610,389	0.5
Oklahoma	1,200	21,025,807	2.4
Oregon	1,038	21,388,166	2.5
Pennsylvania	1,020	19,114,629	2.2
Rhode Island	57	1,093,958	0.1
South Carolina	348	7,582,315	0.9
South Dakota	79	1,255,367	0.1
Tennessee	1,050	21,580,071	2.5
Texas	4,224	85,279,076	9.8
Utah	185	3,358,302	0.4
Vermont	37	881,920	0.1
Virginia	950	17,493,151	2.0
Washington	2,037	38,290,717	4.4
West Virginia	110	2,001,455	0.2
Wisconsin	999	19,667,675	2.3
Wyoming	72	1,196,636	0.1
Other	414	9,301,117	1.1

Total	43,046	$868,640,993	100.0%
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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	21,872	$370,115,785	42.6%
Other Repayment Options(1)	21,174	498,525,208	57.4

Total	43,046	$868,640,993	100.0%

(1)  Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 1,904 loans with an aggregate outstanding principal balance of $70,371,434 currently in an interest-only period.  These interest-only loans represent approximately 8.1% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	21,290	$395,063,083	45.5%
Unsubsidized	21,756	473,577,910	54.5

Total	43,046	$868,640,993	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	205	$4,191,859	0.5%
October 1, 1993 through June 30, 2006	42,841	864,449,134	99.5
July 1, 2006 and later	0	0	0.0
Total	43,046	$868,640,993	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,720	$38,597,449	4.4%
College Assist	144	2,716,026	0.3
Educational Credit Management Corporation	1,375	31,637,726	3.6
Great Lakes Higher Education Corporation	1,282	29,050,609	3.3
Illinois Student Assistance Commission	2,008	34,101,929	3.9
Kentucky Higher Education Assistance Authority	206	3,711,844	0.4
Louisiana Office Of Student Financial Assistance	626	10,157,486	1.2
Michigan Guaranty Agency	980	18,148,499	2.1
Montana Guaranteed Student Loan Program	11	126,798	*
New Jersey Higher Education Student Assistance Authority	439	8,541,895	1.0
New York State Higher Education Services Corporation	2,299	47,712,052	5.5
Northwest Education Loan Association	1,717	29,085,438	3.3
Oklahoma Guaranteed Student Loan Program	1,297	22,264,765	2.6
Pennsylvania Higher Education Assistance Agency	4,281	85,661,550	9.9
Student Loan Guarantee Foundation of Arkansas	321	5,378,026	0.6
Tennessee Student Assistance Corporation	786	13,686,590	1.6
Texas Guaranteed Student Loan Corporation	3,968	76,912,454	8.9
United Student Aid Funds, Inc.	18,586	411,149,859	47.3

Total	43,046	$868,640,993	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education.  None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75

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percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2012, USA Funds held net assets on behalf of the federal reserve fund of approximately $235 million. Through September 30, 2012, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $66.5 billion.  Also, as of September 30, 2012, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $235 million of net assets held on behalf of the federal reserve fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	0.33%	0.38%	0.40%	0.39%	0.35%

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USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	$17,202	$20,067	$7,705	N/A	N/A

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	45.60%	36.19%	32.90%	32.17%	31.82%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	2.07%	1.92%	1.69%	1.69%	1.58%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2012 – 4.76 percent; 2011 – 4.74 percent; 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-1